                                                                    EXHIBIT 10.1

                       SIXTH AMENDMENT TO CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of June 27, 2002 (this "Amendment"), is among Venture Holdings Company LLC, a Michigan limited liability company, as successor Borrower to Venture Holdings Trust under the Credit Agreement (the "Borrower"), the lenders set forth on the signature pages hereof (collectively, the "Lenders"), and Bank One, NA, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                                     RECITAL

         The Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement dated as of May 27, 1999, as amended by a First Amendment to Credit Agreement dated June 4, 1999, by a Second Amendment to Credit Agreement dated June 29, 2000, by a Third Amendment to Credit Agreement dated March 29, 2002, by a Fourth Amendment to Credit Agreement dated May 20, 2002 and by a Fifth Amendment to Credit Agreement dated June 4, 2002 (the "Credit Agreement"). The Borrower and the Guarantors desire to amend the Credit Agreement and the Administrative Agent and the Lenders are willing to do so strictly in accordance with the terms hereof.

                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS

         The Credit Agreement is amended as follows:

         1.1 The following new definitions are added to Section 1.1 in appropriate alphabetical order:

             "Borrower Global Term Sheet" means the proposed global term sheet prepared by the Borrower and presented to the Lenders at the meeting of the Lenders on June 24, 2002.

             "German Preliminary Proceeding Subsidiaries" means the Foreign Subsidiaries of the Borrower subject to the German Preliminary Proceeding, which are Venture Germany GmbH, Venture Verwaltungs GmbH, Peguform GmbH & Co. KG and any other Foreign Subsidiary subject to such proceeding.

             "German Preliminary Proceeding Financing" means the financing of the German Preliminary Proceeding Subsidiaries by third parties in the German Preliminary Proceeding and outside of the German Preliminary Proceeding in an amount required to have the German Preliminary Proceeding dismissed and not to exceed 305,000,000 Euros in aggregate principal amount outstanding at any time.

             "GM Agreement" is defined in the Fifth Amendment.

             "Lender Committee" means Bank One, NA, The Bank of Nova Scotia and Highland Capital Management, L.P.

             "Sixth Amendment" means the Sixth Amendment to Credit Agreement dated as of June 27, 2002 among the Borrower, the Guarantors, the Lenders and the Administrative Agent.

             "Sixth Amendment Effective Date" means the date of the Sixth Amendment.


         1.2 The last paragraph of Section 2.1 is restated as follows:

             The aggregate outstanding principal balance of the Revolving Credit Loans, Swing Loans and Facility Letters of Credit as of the Sixth Amendment Effective Date is $165,980,511.92, subject to currency fluctuations (the "Existing Revolving Advances"), all of which constitute Secured Obligations. As a result of the German Preliminary Proceeding, the Lenders had no obligation to make any further Revolving Credit Loans, Swing Loans or Facility Letters of Credit. The Borrower shall be entitled to obtain Loans and Facility Letters of Credit under Section 2.1 and 2.2, provided that (1) all conditions in Section
3.5 of the Sixth Amendment are satisfied, (2) all conditions in Section 4.2 are satisfied, and (3) General Motors Corporation shall have made expedited tooling payments to the Borrower and the Guarantors under the GM Agreement in an aggregate amount not less than $18,000,000 prior to the Sixth Amendment Effective Date and in an aggregate amount not less than $27,600,000 by July 2, 2002.

             Notwithstanding anything herein or in any other Loan Document to the contrary, on and after any Default (except Existing Potential Defaults) the amount by which the Revolving Credit Loans, Swing Loans and Facility Letters of Credit exceed the amount of the Existing Revolving Advances (any such excess amount defined as the "New Revolving Advances") and any interest on the New Revolving Advances shall be paid from the proceeds of any Collateral after acceleration of the Secured Obligations before any payment is made or applied to the principal or interest on any other Loan or Facility Letter of Credit. It is acknowledged that the amount of any assets in the Borrowing Base on account of any assets owned by any Foreign Subsidiary shall be set at the amount determined in the most recent Borrowing Base Certificate delivered prior to the Fifth Amendment Effective Date.


         1.3 Section 4.2(ii) is amended to add the following to the end thereof:
"and except to the extent the existence or effect of the German Preliminary Proceeding would impact the accuracy thereof."

         1.4 Section 6.11(viii) is amended by adding the following to the end thereof: ", and the German Preliminary Proceeding Financing by the German Preliminary Proceeding Subsidiaries and their Subsidiaries, provided that neither the Borrower, any of the Guarantors nor any of the other Foreign Subsidiaries (other than the German Preliminary Proceeding Subsidiaries and their Subsidiaries) shall be liable, directly or indirectly, for the German Preliminary Proceeding Financing or otherwise have any Contingent Obligation with respect to the German Preliminary Proceeding Financing."

         1.5 Reference in the last paragraph of Section 6.13 to " a Substantial Portion" is deleted and "a Substantial Portion or, for the period from and including the Sixth Amendment Effective Date to and including September 1, 2002, exceed the sum of $2,500,000 in the aggregate with respect to sales of equipment used to purchase replacement equipment under Section 6.13(ii) (provided that, until such amount is used to purchase permitted replacement equipment, such amount shall be deducted from the Borrowing Base) and $250,000 in the aggregate in all other such cases," is substituted in place thereof.

         1.6 Sections 6.14 (iv), (v), (vi) and (x) are each amended by adding the following to the end thereof: ", provided that none of the foregoing shall be increased (other than contributions to a Borrower or a Guarantor) at any time from and including the Sixth Amendment Effective Date to and including September 1, 2002 or if a Default or Unmatured Default shall exist,".

         1.7 Section 6.14 (vii) is amended by adding the following to the end thereof: "(other than from Affiliates unless approved by the Required Lenders)".

         1.8 Section 6.15(viii) is amended by replacing the period at the end thereof with "; and" and adding the following new Section 6.15(ix):

             (ix) Liens on assets of the German Preliminary Proceeding Subsidiaries and their Subsidiaries securing the German Preliminary Proceeding Financing and/or securing obligations to credit insurers to the extent required to reinstate the credit insurance for the payables of the German Preliminary Proceeding Subsidiaries and their Subsidiaries.

         1.9 The following is added to the end of Section 6.16: "It is acknowledged and agreed that the payment of any fees or the transfer of any other asset or other consideration of any kind, directly or indirectly, by the Borrower or any of its Subsidiaries or Affiliates (other than the payment of interest and principal, to the extent required after the expiration of any applicable grace period as described herein, under the original terms thereof and the payment of reasonable professional fees) or other supplemental agreement (other retention agreements with professionals and confidentiality agreements) with respect to any 1999 Subordinated Debt Document, any 1999 Senior Unsecured Debt Document or any 1997 Senior Unsecured Debt Document shall be deemed an amendment or modification thereof."

         1.10 Section 6.19 is amended by (i) redesignating clause (g) thereof as clause (h), (ii) modifying such redesignated clause (h) by adding "or (g)" after the words "or (e)" contained therein, and (iii) adding the following new clause
(g) immediately prior to such redesignated clause (h): "(g) with respect to the German Preliminary Proceeding Subsidiaries and their Subsidiaries to the extent required by the terms of the German Preliminary Proceeding Financing."

         1.11 The following is added to the end of Section 6.24: ", except with respect to the assets of the German Preliminary Proceeding Subsidiaries and their Subsidiaries to the extent required by the terms of the German Preliminary Proceeding Financing."

         1.12 The following is added after the reference in Section 7.7 to "30 consecutive days": "(or, in the case of the German Preliminary Proceeding, to a date one day prior to the occurrence of any default, if any, under the 1999 Senior Unsecured Notes, the 1999 Subordinated Notes or the 1997 Senior Unsecured Notes caused by the failure to obtain a dismissal of the German Preliminary Proceeding, such default to be reasonably determined by the Required Lenders)" is substituted in place thereof.

         1.13     Section 6.31 is restated as follows:

         "6.31 Additional Covenants. The Borrower (a) has voluntarily determined, and hereby agrees, that it will not pay the interest on the 1999 Senior Unsecured Notes and the 1999 Subordinated Notes payable on June 3, 2002 until the expiration of the applicable 30-day grace period and any extension of such grace period, (b) will use its best efforts to obtain accelerated payments from its customers during the period from the Fifth Amendment Effective Date until September 1, 2002, (c) agrees to pay current all fees owing the Lenders and the Agent or their advisors, (d) with respect to any bank account maintained on behalf of the Borrower or any Guarantor at any financial institution other than the Administrative Agent or one of the Lenders, the Borrower or such Guarantor, as the case may be, shall promptly close such accounts and maintain its banking accounts with the Administrative Agent or one or more of the Lenders, and the Borrower and the Guarantors shall execute, or cause to be executed, such further agreements and documents requested by the Administrative Agent to grant to the Administrative Agent and the Lenders a first priority security interest in all such accounts and execute such blocked account agreements as may be requested by the Administrative Agent, (e) has voluntarily determined, and hereby agrees, that it will not pay the interest on the 1997 Senior Unsecured Notes payable on July 1, 2002 until the expiration of the applicable 30-day grace period and any extension of such grace period, (f) agrees that neither the Borrower nor any of its Subsidiaries shall forgive, defer or otherwise modify in any way that is disadvantageous to the Borrower or any of its Subsidiaries any payment of principal or interest with respect to any existing loan or advance to, or the payment or performance of any other obligation of, any such officer, director, stockholder or other Affiliate, (g) the Borrower has selected CMD as its advisor and shall continue to engage CMD or one or more other financial consultants or turnaround advisors selected by the Borrower and acceptable to the Lender Committee until September 1, 2002, and the scope of the engagement of such financial consultant or turnaround advisor shall be reasonably acceptable to Lender Committee, and (h) has advised the Administrative Agent and the Lenders that the Borrower intends to consult with one or more investment banking firms to explore various strategic alternatives."

         1.14 The following new Section 6.32 is added to the Credit Agreement:

         6.32 Minimum EBITDA. The Borrower will not permit or suffer EBITDA, as calculated for the Borrower and its Domestic Subsidiaries only and excluding any charges resulting from or arising out of the German Preliminary Proceeding acceptable to the Administrative Agent, to be less than $16,000,000 for the fiscal quarter ending June 30, 2002.

         1.15 The following new Section 9.15 is added to the Credit Agreement:

         9.15 Borrower Global Term Sheet. The Borrower agrees to all terms of the Borrower Global Term Sheet and to use its best efforts to implement such terms if all parties agree to such terms, and the Lenders acknowledge that they agree to consider the Borrower Global Term Sheet in good faith, provided that no commitment (except as otherwise provided in the Sixth Amendment) is made by the Lenders and that the parties hereto agree that any Investment (which terms includes, without limitation, loans and advances to, transfers of assets not in the ordinary course of business, and other Investments) in any Foreign Subsidiary subject to the German Preliminary Proceeding shall not be made, directly or indirectly, by the Borrower or any of its Subsidiaries or Affiliates unless permitted by the terms of the Borrower Global Term Sheet and this Agreement.

         1.16 The following is added to the end of Section 10.16: "Each member of the Lender Committee shall be entitled to the same indemnifications and other protections as provided in this Article X for the Administrative Agent."

         1.17 The following is added to the end of Section 11.2: "Upon the acceleration of the Secured Obligations, all payments of any kind on the Secured Obligations shall be applied to all Secured Obligations on a pro rata basis in the order determined by the Collateral Documents (subject to the last paragraph of Section 2.1)."

                                   ARTICLE 2.
                                 REPRESENTATIONS

         The Borrower and each Guarantor represents and warrants to, and agrees with, the Administrative Agent and the Lenders that:

         2.1 The execution, delivery and performance of this Amendment are within their respective powers, have been duly authorized by the Borrower and each Guarantor and are not in contravention of any Requirement of Law.

         2.2 This Amendment is the legal, valid and binding obligations of the Borrower and each Guarantor, enforceable against them in accordance with the terms thereof.

         2.3 After giving effect to the amendments and waivers herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof (except to the extent the existence or effect of the German Preliminary Proceeding would impact the accuracy thereof), and no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

                                   ARTICLE 3.
                              CONDITIONS PRECEDENT.

         This Amendment shall be effective as of the date hereof when each of the following is satisfied:

         3.1 This Amendment shall be executed by each of the Borrower, the Guarantors, the Required Lenders, the Required Revolving Credit Lenders and the Administrative Agent.

         3.2 The Borrower and each Guarantor shall provide a certified resolution with respect to this Amendment satisfactory to the Administrative Agent.

         3.3 The Borrower and each Guarantor shall provide the written opinion of the Borrower's and Guarantors' counsel in form and substance acceptable to the Administrative Agent.

         3.4 Larry J. Winget shall have agreed to and signed the Borrower Global Term Sheet.

         3.5 Larry Winget shall deliver, or cause to be delivered, each in form and substance acceptable to the Required Lenders: (a) an agreement by Larry Winget and any appropriate affiliate companies to defer payment of certain sales commissions, usage fees and rental fees for 60 days (which payments shall total approximately $5,400,000) acceptable to the Lender Committee, and to subordinate the repayment thereof to the Secured Obligations, (b) an agreement to allow reasonable access to the financial statements and records of Larry Winget and each business entity or asset owned directly or indirectly by him to the extent they have business relationships and transactions with the Borrower and its Subsidiaries, and (c) a joint and several guarantee of Larry Winget, Venture Heavy Machinery Limited Liability Company, a Michigan limited liability company ("Venture Machinery"), Venture Equipment Acquisition Company, a Michigan corporation ("Equipment Acquisition"), Venture Real Estate Acquisition Company, a Michigan corporation ("Real Estate Acquisition") and Realven Corporation, a Michigan corporation ("Realven") (Venture Machinery, Real Estate Acquisition, Equipment Acquisition and Realven collectively referred to as the "Affiliate Companies") guaranteeing all Secured Obligations but limited in amount to 100% of the New Revolving Advances outstanding as of the earlier of the date of the occurrence of any Default (after giving effect to Section 4.1) or September 1, 2002 plus interest accrued and unpaid interest as of such date on New Revolving Advances and any future interest on New Revolving Advances, together with collateral documents granting a second priority lien and security interest in all assets of the Affiliate Companies, second only to the liens and security interests under an existing line of credit or any replacements thereof not to exceed $15,000,000 in aggregate amount, and all resolutions, certificates and opinions requested by the Administrative Agent in connection therewith and appraisals and financial statements of the Affiliate Companies satisfactory to the Administrative Agent.

                                   ARTICLE 4.
                POTENTIAL EVENTS OF DEFAULT AND TEMPORARY WAIVER.

         4.1 The Borrower has requested that the Lenders and the Administrative Agent temporarily waive any Default (the "Existing Potential Defaults"), if any, caused solely by (a) the filing or existence of the German Preliminary Proceeding, (b) the incurrence of the German Preliminary Proceeding Financing by the German Preliminary Proceeding Subsidiaries and any Liens on the assets of the German Preliminary Proceeding Subsidiaries to secure the German Preliminary Proceeding Financing, (c) any breach of Section 6.25 or 6.28 before September 1, 2002 or Section 6.26 or 6.27 on June 30, 2002, (d) the failure to pay interest on the 1999 Senior Unsecured Notes and the 1999 Subordinated Notes payable on June 3, 2002 prior to the expiration of the 30-day grace period applicable thereto or any extension of such grace period, or (e) the failure to pay interest on the 1997 Senior Unsecured Notes payable on July 1, 2002 prior to the expiration of the 30-day grace period applicable thereto or any extension of such grace period. Pursuant to such request, the Lenders and the Administrative Agent hereby temporarily waive any Existing Potential Default for the period prior to the effectiveness of this Amendment and, so long as no other Default exists and there is no occurrence of a new Default until September 1, 2002, but not at any time on or after September 1, 2002.

         The Borrower, the Guarantors, the Lenders and the Administrative Agent agree that a new Default includes (each of which shall constitute a Default under the Credit Agreement): (i) any Default other than an Existing Potential Default and, without limiting the foregoing, the occurrence of any default of any kind under any Material Indebtedness, the acceleration of any Material Indebtedness or the conversion of the German Preliminary Proceeding to a formal insolvency proceeding shall be deemed a new Default, and (ii) the failure to satisfy, on or before the close of business on July 2, 2002, such conditions as may be required by the Lender Committee on July 2, 2002, all as determined by the Lender

Committee in its sole discretion, unless and to the extent waived by the Lender Committee in its sole discretion.

         The Borrower acknowledges and agrees that the waiver contained herein is a limited, specific and one-time waiver as described above. Such limited waiver (a) shall not modify or waive any other term, covenant or agreement contained in any of the Loan Documents, and (b) shall not be deemed to have prejudiced any present or future right or rights which the Administrative Agent or the Lenders now have or may have under this Amendment, the Credit Agreement (as modified hereby) or the other Loan Documents.


                                   ARTICLE 5.
                                 MISCELLANEOUS.

         5.1 The Borrower shall pay to the Administrative Agent, for the pro rata benefit of each Lender based on such Lender's Commitments, an availability fee of $250,000 on the date hereof and an additional availability fee of $250,000 on August 1, 2002 on such Lender's Commitments, which fees shall be distributed to the Lenders within two Business after each such date.

         5.2 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

         5.3 Except as expressly amended hereby, the Borrower and the Guarantors agree that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         5.4 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                  BORROWER:
                                  VENTURE HOLDINGS COMPANY LLC


                                  By:        /s/ James E. Butler
                                     -------------------------------------------
                                  Name:      James E. Butler
                                       -----------------------------------------
                                  Title:     Executive Vice   President
                                        ----------------------------------------

                                  GUARANTORS:

                                  VEMCO, INC.
                                  VEMCO LEASING, INC.
                                  VENTURE INDUSTRIES CORPORATION
                                  VENTURE HOLDINGS CORPORATION
                                  VENTURE LEASING COMPANY
                                  VENTURE MOLD & ENGINEERING
                                     CORPORATION
                                  VENTURE SERVICE COMPANY
                                  VENTURE EUROPE, INC.
                                  VENTURE EU CORPORATION
                                  EXPERIENCE MANAGEMENT LLC

                                  By:        /s/ James E. Butler
                                     -------------------------------------------
                                  Name:      James E. Butler
                                       -----------------------------------------
                                  Title:     Executive Vice President
                                        -------------------------------

                                  LENDERS:

                                  BANK ONE, NA, as Administrative Agent
                                  and a Lender


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  THE BANK OF NOVA SCOTIA, as Syndication
                                  Agent and as a Lender


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  STANDARD FEDERAL BANK


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  Mizuko Corporate Bank Limited


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BANK AUSTRIA (ZLANDERBANK)
                                  CORPORATE FINANCE, INC.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  HARRIS TRUST AND SAVINGS


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BANK OF SCOTLAND


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  COMERICA BANK (DETROIT)


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  THE BANK OF NEW YORK


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  PROVIDENT BANK


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  U.S. BANK NATIONAL ASSOCIATION f/k/a
                                  FIRSTAR BANK, N.A.


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  NATIONAL BANK OF CANADA


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  FIRSTRUST BANK


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  OCTAGON INVESTMENT PARTNERS II,
                                  LLC

                                  By:        OCTAGON CREDIT INVESTORS, LLC
                                             As Sub-Investment Manager

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  OCTAGON INVESTMENT PARTNERS III,
                                  LTD.

                                  By:        OCTAGON CREDIT INVESTORS, LLC
                                             As Portfolio Manager


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  MASS MUTUAL LIFE INSURANCE


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SIMSBURY CLO LTD
                                  By: Massachusetts Mutual Life Insurance
                                      Company as Collateral Manager


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  PERSEUS CDO I LTD
                                  By: Massachusetts Mutual Life Insurance Co.,
                                      as Collateral Manager

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ARCHIMEDES FUNDING II, LTD.

                                  By: ING Capital Advisors LLC,
                                  as Collateral Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BLACK DIAMOND CLO 2000 I LTD


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  PAMCO CAYMAN LTD.
                                  By: Highland Capital Management, L.P.
                                  As Collateral Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  PAM CAPITAL FUNDING, L.P.
                                  By:  Highland Capital Management, L.P.
                                  As Collateral Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  HIGHLAND LEGACY LIMITED
                                  By:  Highland Capital Management, L.P.
                                  As Collateral Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ML CBO IV (Cayman) Ltd.
                                  By:  Highland Capital Management, L.P.
                                  As Collateral Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ELF Funding Trust I
                                  By:  Highland Capital Management, L.P.
                                  As Collateral Manager

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  CYPRESSTREE INVESTMENT
                                  MANAGEMENT COMPANY, INC.
                                  As:  Attorney-in-Fact and on behalf of First
                                  Allmerica Financial Life Insurance Company as Portfolio Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  CYPRESS TREE INVESTMENT PARTNERS I,
                                  LTD.
                                  By:  Cypress Tress Investment Management
                                       Company, Inc. as Portfolio Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  STEIN ROE FLOATING RATE LIMITED
                                  LIABILITY COMPANY


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  STEIN ROE & FARNHAM CLO I LTD.,
                                  By:  Stein Roe & Farnham Incorporated,
                                  As Portfolio Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  KZH CRESCENT 2 LLC


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  MOUNTAIN CAPITAL CLO I, LTD.


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ORIX FINANCIAL SERVICES, INC


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ELC (CAYMAN) LTD. 1999 - II


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  UNION BANK OF CALIFORNIA NA


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  PILGRIM AMERICA HIGH INCOME INVESTMENTS, LTD.
                                  By:  Pilgrim Investments, Inc.
                                  as its investment manager


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SENIOR DEBT PORTFOLIO
                                  By:  Boston Management and Research
                                  as investment Advisor


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SRF TRADING, INC.


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  NATEXIS BANQUE


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ARES III CLO LTD.

                                  By: ARES CLO Management LLC,
                                             Investment Manager

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  ARES IV CLO LTD.

                                  By: ARES CLO Management IV, L.P.,
                                             Investment Manager

                                  By: ARES CLO GP IV, LLC,
                                             Its Managing Member

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ARES V CLO LTD.

                                  By: ARES CLO Management V, L.P.,
                                             Investment Manager

                                  By: ARES CLO GP V, LLC,
                                             Its Managing Member

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ENDEAVOR

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  PB CAPITAL CORP. NY

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  APEX (IDM) CDO I

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  CYPRESSTREE INVESTMENT PARTNERS II

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ELC CAYMAN CDO SERIES 1999-1

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  ELC CAYMAN LTD. 2000-1

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  GRAYSON & CO

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  GRAYSON CLO 2001-01 LTD.

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  JH WHITNEY MARKET VALUE FUND

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  KATONAH I, LTD.

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  KATONAH II, LTD.

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  KZH PAMCO

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  LIBERTY SR. ADVISORY FLOATING RATE

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  NEMEAN CLO, LTD.
                                  BY:  ING Capital Advisors LLC,
                                         as Investment Manager

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SRF 2000 LLC

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SRV HIGHLAND

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  UPPER COLUMBIA CAPITAL CO.

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  WHITNEY PRIVATE DEBT FUND

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  SATELLITE SR. INCOME FUND II


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  CITADEL HILL 2000 LTD.


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  CLYDESDALE CLO 2000-I, LTD
                                  By:  Nomura Corporate Research and
                                  Asset Management Inc. as Collateral Manager


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------
                                  Date:
                                       -----------------------------------------

                                  MASTER SENIOR FLOATING RATE TRUST


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                  BANK LOAN INCOME PORTFOLIO
                                  By:  Merrill Lynch Investment Managers, L.P.,
                                          as Investment Advisors

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  MERRILL LYNCH PRIME RATE PORTFOLIO
                                  By:  Merrill Lynch Investment Managers, L.P.,
                                          as Investment Advisor

                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                  By:        /s/
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                 NOMURA BOND & LOAN FUND
                                 By:  UFJ Trust Company of New York, as Trustee
                                 By:  Nomura Corporate Research and
                                 Asset Management Inc. Attorney in Fact


                                 By:        /s/
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------
                                 Date:
                                      -----------------------------------------

                                 ORIX FINANCE CORP I


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------
                                 Date:
                                      -----------------------------------------

                                 SEABOARD CLO 2000 LTD


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------
                                 Date:
                                      -----------------------------------------

                                 PRESIDENT & FELLOWS OF HARVARD COLLEGE
                                 By:  Regiment Capital Management, LLC
                                 as its Investment Advisor
                                 By:  Regiment capital Advisors, LLC
                                 Its Manager and pursuant to delegated authority


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------
                                 Date:
                                      -----------------------------------------

                                 REGIMENT CAPITAL, LTD
                                 By:  Regiment Capital Management, LLC
                                 as its Investment Advisor
                                 By:  Regiment Capital Advisors, LLC
                                 Its Manager and pursuant to delegated authority

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------
                                 Date:
                                      -----------------------------------------